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                                  SAFEWAY INC.
                             STOCK OPTION AGREEMENT



                 THIS STOCK OPTION AGREEMENT (the "Agreement") is dated as of April 8, 1997, by and between SAFEWAY INC., a Delaware corporation (the "Company") and ____________ ("Optionee"), a current or former member of the Board of Directors of The Vons Companies, Inc. ("Vons").

                 WHEREAS, pursuant to The Vons Companies, Inc. Directors' Stock Option Plan (the "Vons Plan") and various stock option agreements between Vons and Optionee, Vons has granted to Optionee those non-qualified stock options (the "Vons Options") to purchase shares of the $0.10 par value common stock of Vons (the "Vons Common Stock") listed on Exhibit A hereto;

                 WHEREAS, the Company, SSCI Merger Sub, Inc., a Michigan corporation and an indirect wholly owned subsidiary of the Company ("Merger Sub"), and Vons entered into an Agreement and Plan of Merger dated as of December 15, 1996, as amended by the First Amendment to Agreement and Plan of Merger dated as of January 8, 1997, under which Merger Sub will be merged with and into Vons, with Vons continuing as the surviving corporation (the "Merger"), and each share of Vons Common Stock outstanding immediately prior to the effective time of the Merger (other than shares of Vons Common Stock owned directly or indirectly by the Company) will be converted into the right to receive 1.425 shares of common stock of the Company, $.01 par value per share ("Company Common Stock");

                 WHEREAS, in connection with the Merger, the Company wishes to offer holders of Vons Options the opportunity to exchange such Vons Options for new non-qualified options to purchase shares of Company Common Stock ("Replacement Options"), of comparable value to the Vons Options as contemplated by Sections 4.5 and 4.6 of the Vons Plan;

                 WHEREAS, each Replacement Option will represent the right to purchase the number (rounded to the nearest whole number) of shares of Company Common Stock as such holder of the Vons Option being replaced would have been entitled to receive pursuant to the Merger had such holder exercised such Vons Option in full immediately prior to the Merger (not taking into account whether such Vons Option was in fact exercisable), at a price per share equal to (a) the aggregate exercise price for Vons Common Stock otherwise purchasable pursuant to such Vons Option divided by (b) the number of shares of Company Common Stock purchasable pursuant to such Replacement Option;

                 WHEREAS, the Board of Directors of the Company has authorized granting to Optionee the Replacement Options immediately prior to the consummation of the Merger in accordance with and on the terms and conditions hereinafter stated; and

   WHEREAS, Optionee agrees that the Vons Options shall terminate upon grant
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of the Replacement Options in accordance with this Agreement.

NOW, THEREFORE, it is hereby agreed:

         1.      Grant of Option

                 Pursuant to the action of the Company and in accordance with any and all authorizations granted by appropriate regulatory and governmental agencies, the Company hereby grants to the Optionee the right to purchase the number of shares of Company Common Stock listed under the heading "Replacement Options" on Exhibit A hereto.

         2.      Purchase Price

                 The purchase price of the shares of Company Common Stock covered by the Replacement Options shall be as set forth on Exhibit A hereto under the heading "Exercise Price of Replacement Options," without commission or other charge.

         3.      Exercisability

                 The Replacement Options shall be exercisable as of the date of this Agreement. The Replacement Options shall remain exercisable until the day after the tenth (10th) anniversary of the date of the grant of the Vons Option to which the Replacement Option corresponds (the "Expiration Date"), unless the Replacement Options have expired or terminated earlier in accordance with the provisions hereof. Subject to the terms and conditions hereof, the shares of Company Common Stock as to which these Replacement Options are exercisable may be purchased at any time prior to the expiration of the Replacement Options.

         4.      Expiration

                 a. No Replacement Option may be exercised to any extent by Optionee or any other person after the first to occur of the following events:

                          i.      The Expiration Date;

                          ii. Except in the case of Optionee's death, disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code")) or Retirement (as defined below), the expiration of three months from the date of Optionee's resignation from or replacement on the Board of Directors of the Company unless Optionee dies within said three-month period;

                          iii. The expiration of one year from the date of Optionee's resignation from or replacement on the Board of Directors of the Company by reason of Optionee's



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         disability, unless Optionee dies within said one-year period;

                          iv. The expiration of one year from the date of Optionee's Retirement (as defined below) from the Board of Directors of the Company, unless Optionee dies within said one-year period; or

                          v. The expiration of one year from the date of Optionee's death; or

                 "Retirement" shall mean resignation from the Board of Directors of the Company after Optionee has attained the age of 60 years.

                 [The following version of Section 4.a. will apply to Optionees who will not continue as members of the Board of Directors of Vons or the Company after the Merger:

                 a. No Replacement Option may be exercised to any extent by Optionee or any other person after _____________, 199_ or, in the event that Optionee dies prior to such date, one year from the date of Optionee's death.

The blank in the preceding sentence will be a date that is either (a) three months after the Merger or (b) one year after the Merger if Optionee is at least 60 years of age and has served a minimum of three years on the Board of Directors of Vons or if Optionee is disabled at the time of the Merger.]

                 b.       Notwithstanding the preceding provisions of this
Section 4, the Replacement Options or any portion thereof outstanding at the time of a Change of Control shall terminate at such time, unless there is a surviving corporation or Parent Corporation or Subsidiary corporation thereof that shall assume (with appropriate changes) the outstanding Replacement Options or replace them with new options of comparable value. "Change of Control" shall mean (a) the merger or consolidation of the Company with or into another corporation; (b) the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock; or (c) the liquidation or dissolution of the Company. "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         5.      Manner of Exercise

                 An exercisable Replacement Option, or any exercisable portion thereof, may be





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exercised solely by delivery to the Secretary of the Company or his office of all of the following prior to the time when such Replacement Option or such portion becomes unexercisable under Section 4:

                 a. Notice in writing signed by the Optionee or other person then entitled to exercise such Replacement Option or portion, stating that such Replacement Option or portion is exercised, such notice complying with all applicable rules established by the Board of Directors of the Company (or a duly authorized committee of such Board); and

                 b.       i.      Full payment (in cash or by check) for the
         shares with respect to which such Replacement Option or portion is thereby exercised; or

                          ii. Subject to the Company's consent, full payment by delivery to the Company of shares of Company Common Stock owned by the Optionee duly endorsed for transfer to the Company by the Optionee or other person then entitled to exercise such Replacement Option or portion, with a Fair Market Value (as defined below) equal to the Replacement Option price of shares with respect to which such Replacement Option or portion is thereby exercised; or

                          iii. Any combination of the considerations provided for in the foregoing subsections (i) and (ii); and

                 c. On or prior to the date the same is required to be withheld:

                          i. Full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; or

                          ii. Subject to the Company's consent, full payment by delivery to the Company of shares of Company Common Stock owned by the Optionee duly endorsed for transfer to the Company by the Optionee or other person then entitled to exercise such Replacement Option or portion with an aggregate Fair Market Value (as defined below) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes;

                          iii. Subject to the Company's consent, full payment by retention by the Company of shares of Company Common Stock to be issued pursuant to such Replacement Option exercise with an aggregate Fair Market Value (as defined below) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

                          iv. Any combination of payments provided for in the foregoing subsections (i), (ii) or (iii); and





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                 d.       Such representations and documents as the Board of
Directors of the Company (or a duly authorized committee of such Board), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provision of the Securities Act and any other federal or state securities laws or regulations. The Board of Directors of the Company (or a duly authorized committee of such Board) may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                 e. In the event that the Replacement Option or portion thereof shall be exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Replacement Option or portion thereof.

                 "Fair Market Value" of a share of Company Common Stock as of a given date shall mean (i) the closing price of the Company Common Stock on the New York Stock Exchange on such date or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on such date, as determined in good faith by the Board of Directors of the Company (or a duly authorized committee of such Board); or (iv) if the Company Common Stock is not publicly traded, the fair market value established by the Board of Directors of the Company (or a duly authorized committee of such Board) acting in good faith. In determining the Fair Market Value of the Company Common Stock under (i) of this paragraph, the Board of Directors of the Company (or a duly authorized committee of such Board) may rely on the closing price as reported in the New York Stock Exchange composite transactions published in the Western Edition of the Wall Street Journal.

         6.      Conditions to Issuance of Stock Certificates

                 The shares of stock issuable and deliverable upon the exercise of Replacement Options shall be previously issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of Replacement Options prior to fulfillment of all of the following conditions:

                 a. The admission of such shares to listing on all stock exchanges, if any, on which such class of stock is then listed;





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                 b.       The completion of any registration or other
qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Company shall deem necessary or advisable;

                 c. The obtaining of any approval or other clearance from any state or federal governmental agency which the Company shall determine to be necessary or advisable;

                 d. The payment to the Company of any amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Replacement Options; and

                 e. The lapse of such reasonable period of time following the exercise of the Replacement Options as the Company may establish from time to time for reasons of administrative convenience.

         7.      Transfer Restrictions

                 No Replacement Option or interest or right therein or part thereof shall be subject to or liable for the debts, contracts or engagements of Optionee, as the case may be, or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that after Optionee's death, but before expiration of the Replacement Options, such Replacement Options shall be exercisable by the person or persons to whom Optionee's rights under the Replacement Options shall have passed by will or by the laws of descent and distribution or by a person lawfully entitled to act for such person or persons or by a person named by Optionee in a Beneficiary Designation Form. Shares purchased by such persons shall be subject to all of the terms and provisions of this Agreement.

         8.      Privileges and Restrictions of Stock Ownership

                 Optionee shall have no rights as a stockholder with respect to Company Common Stock subject to Replacement Options until the date of issuance of stock certificates to Optionee. Except as provided in Sections 4(b) and 9 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

         9.      Adjustments in Outstanding Options

                 In the event that the outstanding shares of Company Common Stock subject to





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Replacement Options are changed into or exchanged for a different number or kind of shares of other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Company shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Replacement Options shall be made without change in the total price applicable to the Replacement Options or unexercised portions of the Replacement Options (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Replacement Option price per share. Any such adjustment made by the Company shall be final and binding upon Optionee, the Company and all other interested persons.

         10.     Notices

                 Notices delivered under this Agreement shall be delivered to the Secretary of the Company at the Company's principal office and to the Optionee at such address as Optionee shall designate to the Company.

         11.     Titles

                 Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

         12.     Construction

                 This Agreement shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

         13.     Conformity to Securities Laws

                 Optionee acknowledges that this Agreement is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, Replacement Options are granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.





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         14.     Exhibits

                 The Exhibits to this Agreement are a material part hereof and shall be treated as if fully incorporated into the body of the Agreement.

                 IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.


                                   SAFEWAY INC.


                                   By: ________________________________________
                                         Steven A. Burd
                                         President and Chief Executive Officer

                                   By: ________________________________________
                                         Michael C. Ross
                                         Senior Vice President, Secretary
                                         and General Counsel



____________________________
Optionee

____________________________

____________________________

____________________________
Address

Optionee's Taxpayer
Identification Number:

____________________________





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                            BENEFICIARY DESIGNATION

                             STOCK OPTION AGREEMENT

                                  SAFEWAY INC.


I designate the following beneficiary or beneficiaries to exercise any options in the event of my death, heretofore or hereafter granted to me pursuant to the Stock Option Agreement dated April 8, 1997 by and between Safeway Inc. and myself:

         Beneficiary            Relationship            Address


I may change the beneficiary or beneficiaries from time to time by filing with the Company a new Beneficiary Designation Form.

I agree that the last designation received by the Company prior to my death shall control over any testamentary or other disposition I may make; however, if my spouse is one of the beneficiaries named above but is not my spouse at the time of my death, such designation shall be deemed revoked. I further agree that the Company may make a lump sum payment to the legal representative of my estate if there is any question as to the right of any beneficiary to take hereunder, and the Company, its Board of Directors (and any duly authorized committee thereof), and any employee of the Company shall have no further liability with respect thereto.

DATED:____________________________     SIGNATURE:______________________________

                                       PRINT NAME:_____________________________


CONSENTED TO:


__________________________________     DATED:__________________________________
(Signature of Spouse)


__________________________________
(Print Name)